November 14, 2022 FREYR 3Q 2022 Earnings Call

Important notices Forward looking statements All statements, other than statements of present or historical fact included in this presentation, including, without limitation, regarding FREYR’s offer of exposure to the secular growth trends in the battery market as an emerging clean battery producer of choice in Europe and the U.S.; FREYR’s goal of becoming a global leader in the clean battery solutions space across the storage, EV and commercial mobility verticals; FREYR’s development of a global ecosystem of customers and partners; the CQP’s targeted start and ramp up of sample cell production in 2023; Giga Arctic’s SOP target date in 2024; the expected benefits and progress of any value-accretive upstream and downstream project opportunities; FREYR’s ambition to localize and decarbonize its value chain; Giga America’s targeted start and ramp up of production lines; FREYR’s intended expansion in Norway, the U.S. and Finland; FREYR’s finalization and the success of any joint ventures and partnerships, including with Aleees and ITOCHU; FREYR’s ambition to be a large scale, low cost and low emission player; FREYR’s goal to deliver 50 GWh of battery cell capacity by 2025 in the Nordics and U.S., over 100 GWh of annual capacity by 2028 in the Nordics and the U.S., and over 200 GWh of annual capacity by 2030 across multiple geographies; the development of 24M Technologies, Inc.’s technologies and their use in FREYR’s Gigafactories; the ability for 24M Technologies, Inc.’s SemiSolidTM manufacturing process to enable energy, people and capital efficient development of clean batteries at scale and any expected benefits thereof; the commercial expansion of 24M Technologies, Inc.’s SemiSolidTM manufacturing process; the progress of securing project financing efforts to secure the parallel development of Giga Arctic and Giga America and the target date for conditional credit approvals; the CQP’s progress in producing its first sample cells in 1Q 2023 and its ability to unlock project financing and accelerate customer acceptance; the progress and expected outcomes of FREYR’s industrialization plans and capital formation; the progress and development of customer relationships and offtake agreements and supply chain partnerships; FREYR’s ability to convert any conditional agreements into definitive agreements, including its 60% firm offtake of capacity through 2032 for Giga Arctic and Giga America; forecasted demand projections for ESS applications; the financial incentives attendant to the proposed Inflation Reduction Act; Giga America’s projected nameplate capacity and CAPEX; the ability of a battery cell manufacturing facility to be replicated in other locations; FREYR’s position to address burgeoning demand for stationary storage applications in Europe and the U.S.; any potential interest from U.S. customers for battery cell production from Giga America; the phased development of Giga America and any related operational milestones; any projected jobs that Giga America is expected to create over its life; FREYR’s strategic approach towards capital formation and any expected benefits thereof; FREYR’s intention to leverage ITOCHU’s broad global network and expertise in shipping, planning and production; and FREYR’s ability to unlock the Giga Arctic project financing, accelerate technology adoption and validate its road map to giga scale production of battery cells and execute its business plan are forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FREYR’s control and are difficult to predict. Additional information about factors that could materially affect FREYR is set forth under the “Risk Factors” section in (i) FREYR’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on September 1, 2022 and (ii) FREYR’s annual report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2022, and available on the SEC’s website at www.sec.gov. Except as otherwise required by applicable law, FREYR disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward-looking statements.

Today’s Agenda • FREYR refresher • 24M Technologies overview • Key messages • ESS market dynamics • Giga America project overview • Strategic partnerships • CQP and Giga America project updates • Financial update • Strategic priorities • Q&A

FREYR’s Strategy & Story Key themes tied to core strategic tenets of Speed, Scale and Sustainability FREYR offers differentiated exposure to the secular growth trends in the battery market as an emerging clean battery producer of choice in Europe and the U.S. FREYR is on track with its goal of becoming a global leader in the clean battery solutions space across the storage, EV and commercial mobility market verticals with initial emphasis on Energy Storage Systems (ESS) solutions FREYR is building a global ecosystem of customers and partners based on FREYR’s core strategic tenets of Speed, Scale, and Sustainability 4

The FREYR journey so far and our ambitions

2021

KOCH

October 2021

FREYR and Koch Strategic Platforms form U.S. JV and invest in 24M Technologies

July 2021

FREYR listed on NYSE, receives $705 million gross equity investment

2022

HENT

September 2022

Enters agreement with HENT AS to construct Giga Arctic facility

November 2022

Announce Giga America site selection and land purchase

Nidec

August 2022

Announces execution of 38 GWh Li-ion cell sales agreement and entry into JV with Nidec Corp.

ITOCHU

October 2022

FREYR and ITOCHU partner to develop materials supply chain

June 2022

Board of Directors approve start of construction of Giga Arctic aleees

October 2022

Signs License and Services Agreement to produce LFP

Feb 2022

Conclusion of frame agreements with key suppliers for >90% raw materials for initial plants

>130 GWh combined binding and conditional offtake agreements already in place

2023 - 2024

Customer Qualification Plant

Start and ramp up of sample cell production in 1Q 2023

Giga Arctic

SOP targeted for 2024

Value Chain JVs

Targeted investments in value-accretive upstream and downstream project opportunities

2025 - 2026

Giga America

Targeted starts and ramp up of production lines

Supply Chain

Localize and decarbonize FREYR's value chain

>50 GWh
In The Nordics and USA

2028

Additional factories

Intended expansion in Norway, U.S., and Finland

Additional up- and downstream JVs and facilities

>100 GWh
In The Nordics and USA

2030+

Global scale

Large scale, low cost and low emission player

>200 GWh
Across multiple locations globally

5

FREYR

Simplified SemiSolidTM manufacturing process enables energy, people, and capital efficient development of clean batteries at scale Chemistry agnostic platform supports current and next-generation cell technologies Commercial traction in ESS market with >130 GWh of combined binding long term sales agreements and COAs Growing global 24M licensing partner ecosystem Expanding SemiSolidTM commercial opportunity in electric mobility and passenger EV market 6 FREYR’s U.S.-Based Technology Partner Strategic Alignment with 24M Technologies

Key Messages Focused on meeting key financial and industrial milestones on path to giga scale development 7 Intensifying and broadening financing efforts to support parallel development of Giga Arctic and Giga America Giga Arctic project financing process in second stage targeting conditional credit approvals in 1Q 2023 CQP on track to produce first sample cells in 1Q 2023 to unlock project financing and accelerate customer acceptance Increasing interest from strategic and industrial partners to enable accelerated capital formation 24M sample cells tested for FREYR’s customer exhibited top quartile energy density and very strong safety performance Advancing conversions and potential expansions of Conditional Offtake Agreements (COAs) to match project financing requirements Targeting 60% firm offtake of capacity through 2032 for Giga Arctic and Giga America In advanced discussions to secure inaugural electric mobility COA Conversations advancing with Tier 1 OEMs to forge long-term strategic partnerships and supply of decarbonized cells Material progress on supply chain development CQP raw materials secured for 2023 – 2024 and close to completely contracted through 2028 Approximately 2/3 of required volumes already secured for Giga Arctic through 2028

ESS Demand Rapidly Increasing Long-term demand growth projections for ESS applications continue to be revised materially higher FREYR is positioned to address burgeoning demand for stationary storage applications in Europe and the U.S. Inflation Reduction Act included first time tax credits for development of stand-alone storage projects Heightened focus in U.S. on grid and industrial applications to facilitate decarbonization of power systems and onshoring of clean manufacturing 24M Technologies SemiSolidTM product platform enables development of fit-for-purpose, capital and energy efficient ESS solutions at scale 8 Global ESS Demand Forecasts Build outs required to meet climate targets Source: Rystad Energy, IEA.

Initiating Development of Giga America FREYR is committed to producing clean, next-generation batteries in the U.S. at giga scale FREYR announced the selection and purchase of the Giga America site in Coweta County, GA on November 11th Giga America Ph. 1 Nameplate Capacity 34 GWh Projected Ph. 1 Capex ~$1.7B Initiating project development with intention to replicate key elements of Giga Arctic project plan FREYR has secured combined $410 million gross financial incentive package from State of Georgia and Coweta County Giga America positions FREYR to meet rapidly growing U.S. customer demand for ESS solutions FREYR intends to apply for U.S. DOE financial assistance and expects to be eligible for Production Tax Credits under the Inflation Reduction Act Accelerating interest from potential U.S. customers based on heightened grid decarbonization focus and tailwinds from Inflation Reduction Act 9

Next-Generation, Clean Batteries at Giga Scale Giga America Project Overview Selected out of 130 sites in 25 states Multi-phase manufacturing project Phase 1 – 34GWh cell production capacity with initially estimated capital investment of $1.7 billion Additional phases expected to include highly value accretive upstream and downstream modules and additional cell production More than 700 jobs for highly skilled workers in Coweta, over the life of the project Leveraging American technology with 24M’s next-generation SemiSolidTM platform: simplified production process, enabling highly capital efficient manufacturing of Li-ion batteries at scale 1010

New Strategic Partnerships Executing strategy to generate value through responsible sourcing and decarbonized, localized supply chains Aleees Worldwide license and services agreement provides access to leading LFP cathode processing technology Unlocks opportunity to construct one of the first LFP refining plants outside of mainland China Deepening interest within FREYR’s partner ecosystem in localized, decarbonized LFP production Aligns with FREYR’s value chain expansion strategy ITOCHU Global procurement and supply chain partnership ITOCHU will serve as direct materials supplier for FREYR’s procurement and supply chain operations Intention to leverage ITOCHU’s broad global network and expertise in shipping, planning, and production Working with industry leading partners to establish a global supply chain network on path to localization 11

Operations Update: Customer Qualification Plant Construction of CQP progressing to targeted first sample cell production in 1Q 2023 Status of construction: Recently completed first Site Acceptance Test of integrated milling equipment in upstream powder handling area Hana Technology personnel performing installation and equipment testing on site Equipment deliveries expected to conclude by year-end Start of sample cell production at CQP is a key milestone: Drives technical validation of 24M manufacturing process Positions FREYR to accelerate commercial dialogues and conversions of COAs to binding sales agreements Sample production from industrial scale line enhances product acceptance Satisfies a key condition precedent to complete project financing 12

Operations Update: Giga Arctic Early stages of construction underway in Mo i Rana, Norway Status of construction: FREYR’s Board of Directors approved $70 million of capital spending on the development in 3Q to ensure timely orders of critical path, long-lead time items Initial stages of building and infrastructure construction, including foundation works, ongoing Project team taking delivery of steel beams produced for east building 13

Operations Update: Giga Arctic Giga scale renderings for comparison with Oslo, Rome, and lower Manhattan 14

Financial Update FREYR YTD 2022 Cash Bridge Progress on capital formation continues Strong Liquidity and Balance Sheet Ended 3Q 2022 with $419 million of cash $147 million of net cash used YTD 2022 Giga Arctic Project Financing Update Market sounding completed in 3Q for up to $1.5 billion of credit facilities; indications for up to $2.5 billion from 13 lenders Now working through due diligence and detailed term sheets with commercial banks, ECAs and MDFIs On track for 1Q 2023 conditional credit approvals FREYR’s Strategic Approach to Capital Formation Diversify funding sources and partners Forge long-term relationships with strategic and financial partners who aspire to grow with FREYR and can contribute to our ecosystem Optimize cost, quantum, and structure of capital while advancing project development at speed and maintaining flexibility for new opportunities Strategic, industrial and financial interest; discussions ongoing 15

Key Priorities Complete construction of CQP and produce sample cells in 1Q 2023 to unlock Giga Arctic project financing, accelerate technology adoption and validate road map to giga scale Focused on achieving near-term milestones to enable development of FREYR’s long-term objectives and strategy Intensify capital formation efforts and close Giga Arctic financing package in H1 2023 Develop mobility customer portfolio and convert existing COAs to long-term sales agreements Execute project development and financing of Giga Arctic and Giga America in parallel Forge new strategic, operational and financial partnerships to enable giga scale production of clean batteries Validate and scale technology; finance and execute FREYR’s business plan 16

Q&A